UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 23, 2016

RAIT Financial Trust

(Exact name of registrant as specified in its charter)

Maryland	001-14760	23-2919819
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Two Logan Square, 100 N. 18th Street, 23rd Floor Philadelphia, Pennsylvania	19103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 207-2100

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 28, 2016 but effective as of November 16, 2016, RAIT Financial Trust’s ("RAIT") subsidiary, RAIT CMBS Conduit II, LLC ("RAIT CMBS Conduit II"), and Barclays Bank PLC ("Barclays") entered into a Second Omnibus Amendment (the "Second Omnibus MRA Amendment") to the previously disclosed Master Repurchase Agreement dated as of November 23, 2011 between RAIT CMBS Conduit II and Barclays, as amended (the "Barclays Fixed MRA"). The Second Omnibus MRA Amendment amended the definition of the term “Termination Date” in the Barclays Fixed MRA to extend the termination date of the Barclays Fixed MRA to the earlier of November 16, 2017, subject to extension in accordance with the terms of the Barclays Fixed MRA, and the date of the occurrence of an event of default thereunder.  The Second Omnibus MRA Amendment also added the non-defined term “Exit Fee” to the Barclays Fixed MRA and amended the definition of “Repurchase Price” in the Barclays Fixed MRA.  The Second Omnibus MRA Amendment also amended the previously disclosed Guaranty (the "Barclays Fixed Guaranty") dated as of November 23, 2011, as amended, whereby RAIT guaranteed the obligations of RAIT CMBS Conduit II under the Barclays Fixed MRA for the benefit of Barclays. The Second Omnibus MRA Amendment amends the financial covenants binding RAIT in the Barclays Fixed Guaranty.   The above summary of the Second Omnibus MRA Amendment does not purport to be complete and is qualified in its entirety by the Second Omnibus MRA Amendment attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference herein.

On December 28, 2016 but effective as of December 20, 2016, RAIT’s subsidiary, RAIT CRE Conduit IV, LLC ("RAIT CRE Conduit IV"), and Barclays entered into an Omnibus Amendment (the "Omnibus MRA Amendment") to the previously disclosed Master Repurchase Agreement dated as of December 23, 2014 between RAIT CRE Conduit IV and Barclays, as amended (the "Barclays Floating MRA"). The Omnibus MRA Amendment amended the definition of the term “Termination Date” in the Barclays Floating MRA to extend the termination date of the Barclays Floating MRA to the earlier of December 19, 2017, subject to extension in accordance with the terms of the Barclays Floating MRA, and the date of the occurrence of an event of default thereunder.  The Omnibus MRA Amendment also amended the previously disclosed Guaranty (the "Barclays Floating Guaranty") dated as of December 23, 2014, as amended, whereby RAIT guaranteed the obligations of RAIT CRE Conduit IV under the Barclays Floating MRA for the benefit of Barclays. The Omnibus MRA Amendment amends the financial covenants binding RAIT in the Barclays Floating Guaranty.   The above summary of the Omnibus MRA Amendment does not purport to be complete and is qualified in its entirety by the Omnibus MRA Amendment attached to this Current Report on Form 8-K as Exhibit 10.2 and incorporated by reference herein.

Barclays and certain of its affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, investment research, principal investment, hedging, financing and brokerage activities. Barclays and its related entities have engaged, and may in the future engage, in commercial and investment banking transactions with RAIT and its affiliates in the ordinary course of their business. They have received, and expect to receive, customary compensation and expense reimbursement for these commercial and investment banking transactions. Furthermore, an affiliate of Barclays acts as a hedge counterparty in connection with certain capped call transactions that RAIT has entered into in connection with the issuance of its 4.00% Convertible Senior Notes Due 2033.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this report is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On December 23, 2016, the Compensation Committee of the Board of Trustees (the “Compensation Committee”) of RAIT approved an award (the “Davidson Award”) of 255,958 RAIT common shares of beneficial interest (the “Common Shares”) to Scott L. N. Davidson, RAIT’s Chief Executive Officer and President, under the terms of the RAIT Financial Trust 2012 Incentive Award Plan (the “Plan”).   The Davidson Award is intended to satisfy a portion of the obligation of RAIT to make a share award under the Plan of 600,000 Common Shares to Mr.

Davidson set forth in the previously disclosed Binding Memorandum of Understanding dated September 26, 2016, between RAIT and Mr. Davidson (the “Davidson MOU”).  Fifty percent (50%) of the shares granted pursuant to the Davidson Award vest on December 20, 2018 and the remaining fifty percent (50%) of the shares granted pursuant to the Davidson Award vest on December 20, 2019.  RAIT expects to make another share award under the Plan to Mr. Davidson for the balance of the Common Shares called for by the Davidson MOU in early 2017 and in any event by February 1, 2017, as called for by the Davidson MOU. The above summary of the Davidson Award does not purport to be complete and is qualified in its entirety by the Davidson Award attached to this Current Report on Form 8-K as Exhibit 10.3 and incorporated by reference herein.

On December 23, 2016, the Compensation Committee of RAIT approved an award (the “Schaeffer Award”) of 150,000 Common Shares to Scott F. Schaeffer, RAIT’s former Chief Executive Officer, under the terms of the Plan.   The Schaeffer Award is intended to satisfy the obligation of RAIT to make a share award under the Plan of 150,000 Common Shares to Mr. Schaeffer set forth in the previously disclosed Binding Memorandum of Understanding dated September 26, 2016, between RAIT and Mr. Schaeffer.  Fifty percent (50%) of the shares granted pursuant to the Schaeffer Award vest on June 23, 2017 and the remaining fifty percent (50%) of the shares granted pursuant to the Schaeffer Award vest on December 23, 2017.  The above summary of the Schaeffer Award does not purport to be complete and is qualified in its entirety by the Schaeffer Award attached to this Current Report on Form 8-K as Exhibit 10.4 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The exhibits filed as part of this Current Report on Form 8-K are identified in the Exhibit Index immediately following the signature page of this report. Such Exhibit Index is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAIT FINANCIAL TRUST

Date: December 30, 2016	By:	/s/ Scott L. N. Davidson
	Name:	Scott L. N. Davidson
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1

Second Omnibus Amendment to Master Repurchase Agreement and Other Transaction Documents dated December 28, 2016 but effective as of November 16, 2016 among RAIT CMBS Conduit II, LLC, as seller, Barclays Bank PLC, as purchaser, and RAIT Financial Trust, as guarantor.

10.2

Omnibus Amendment to Master Repurchase Agreement and Other Transaction Documents dated December 28, 2016 but effective as of December 20, 2016 among RAIT CRE Conduit IV, LLC, as seller, Barclays Bank PLC, as purchaser, and RAIT Financial Trust, as guarantor.

10.3	Share Award Grant Agreement, dated December 23, 2016, by and between RAIT Financial Trust and Scott L. N. Davidson.
10.4	Share Award Grant Agreement, dated December 23, 2016, by and between RAIT Financial Trust and Scott F. Schaeffer.